Exhibit 99.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.
712 Fifth Avenue
9th Floor
New York, New York 10019

SUPPLEMENT TO
PROXY STATEMENT DATED SEPTEMBER 5, 2017
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 26, 2017

On September 5, 2017, Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “our,” or “us”) filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”). The Proxy Statement described the proposals to be voted upon at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at 12:00 P.M. Eastern Time on October 26, 2017. The Proxy Statement included a proposal (“Proposal 1”) to approve the Company’s Second Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Second Amended 2014 Individuals Plan”), and the Company’s Second Amended and Restated 2014 Equity Incentive Plan for Entities (the “Second Amended 2014 Entities Plan,” and together with the Second Amended 2014 Individuals Plan, the “Second Amended 2014 Incentive Plans”).

One of the leading independent proxy advisory firms, Glass Lewis & Co., has recommended that stockholders vote FOR all of the proposals in the Proxy Statement, including Proposal 1 to approve the Second Amended 2014 Incentive Plans. However, Institutional Shareholder Services Inc. (“ISS”) has recommended that stockholders vote FOR Proposal 2 to approve the Issuances in connection with the Company’s proposed Internalization transaction, but AGAINST Proposal 1 to approve the Second Amended 2014 Incentive Plans (which is a condition of the Internalization). ISS recommended AGAINST Proposal 1 because (i) the discretion provided to the compensation committee of our board of directors (the “Compensation Committee”) to accelerate vesting of certain awards made thereunder was considered too broad, and (ii) the requested increase in the aggregate number of shares of Class A Common Stock authorized for issuance thereunder resulted in an excessive three-year “burn rate” as determined by ISS in its proprietary financial model. In the Proxy Statement, our board of directors recommends that stockholders vote FOR Proposal 1 to approve the Second Amended 2014 Incentive Plans. In response to and after consideration of the ISS recommendation, on October 18, 2017, the Compensation Committee, as well as our board of directors, approved the following revisions to each of the Second Amended 2014 Incentive Plans:

•	Clarification Regarding Compensation Committee Discretion to Accelerate Vesting. The Second Amended 2014 Incentive Plans have been revised to clarify that the discretion of the Compensation Committee (as administrator) to accelerate vesting of awards made thereunder will be limited to the occurrence of a change in control of our Company or a participant’s death, disability or involuntary termination, and that any amendment to the Second Amended 2014 Incentive Plans that would accelerate the time at which awards will vest in any other context will require the approval of the Company’s stockholders.

•	Reduction in Total Number of Shares of Class A Common Stock Available for Issuance Under the Plan. The Second Amended 2014 Incentive Plans have been revised to decrease the aggregate number of shares of our Class A Common Stock authorized for issuance thereunder by 75,000 (from 1,625,000 shares to 1,550,000 shares).

Except as set forth above, no other changes have been made to the Second Amended 2014 Incentive Plans as described in the Proxy Statement. Each of the Second Amended 2014 Incentive Plans, as so revised, is set forth in its entirety as Appendix A and Appendix B hereto.

If the Second Amended 2014 Incentive Plans are not approved by stockholders under Proposal 1, then the Issuances (as described under Proposal 2 of the Proxy Statement), and thus the Internalization, will not be consummated. In such event, we would continue to pay fees and expense reimbursements to the Manager under the existing Management Agreement. We believe the Internalization will benefit our stockholders through anticipated reduction in expenses in the combined general, administrative and management fee expense categories, improved cash flow, potential accretion to net income and adjusted funds from operations (“AFFO”), enhanced access to capital, a simplified corporate structure, and direct control over experienced employees and an executive management team that will be under long-term (i.e., three-year-plus) agreements with financial incentives closely aligned with the interests of our stockholders. We urge you to support our efforts to build stockholder value by voting FOR approval of the Second Amended 2014 Incentive Plans, and by following the voting recommendations of our board of directors on the other proposals set forth in the Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SECOND AMENDED 2014 INCENTIVE PLANS, AS SO REVISED.

This Supplement should be read in conjunction with the Proxy Statement. Terms used and not otherwise defined in this Proxy Supplement have the respective meanings ascribed to such terms in the Proxy Statement. If you have already submitted your proxy and do not wish to change your vote on Proposal 1, no further action is necessary. You do not need to submit a new proxy card unless you wish to change your vote on Proposal 1 or any of the other proposals presented in the Proxy Statement. All previously received validly executed proxy cards or proxies cast via the internet, by telephone or by mail indicating a vote for or against the Second Amended 2014 Incentive Plans will be deemed to constitute a vote for or against approval of the Second Amended 2014 Incentive Plans, as revised and described in this Supplement, unless such proxy is revoked prior to the reconvened Annual Meeting.

If you have already submitted your proxy and you wish to change your vote on any matter listed on the proxy card, you may revoke your proxy before it is voted at the Annual Meeting by (a) delivering a written notice of revocation to our Secretary at 712 Fifth Avenue, 9th Floor, New York, New York 10019, (b) attending the Annual Meeting and voting in person, or (c) submitting a new, duly executed proxy card dated after the date of your original proxy, which must be received by our Secretary no later than 5:00 P.M. Eastern Time on October 25, 2017. If you wish to change your vote on any matter listed on the proxy card by submitting a new, duly executed proxy, you must re-vote on ALL of the proposals described in the Proxy Statement, as revised by this Supplement.  All stockholders who have not yet submitted their proxy or who wish to change their vote are urged to vote their shares in the manner described above and in the Proxy Statement as soon as possible.

We encourage you to contact the firm assisting us in the solicitation of proxies, Morrow Sodali LLC (“Morrow Sodali”), if you have any questions or need assistance in voting your shares. Banks and brokerage firms may call Morrow Sodali collect at (203) 658-9400. Stockholders may call Morrow Sodali toll-free at (800) 662-5200.